SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2002

PMA Capital Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	000-22761	23-2217932
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1735 Market Street, Suite 2800
            Philadelphia, Pennsylvania                     19103-7590
                                                         (Address of principal executive offices)                                 (Zip Code)

Registrant’s telephone number, including area code:

(215) 665-5046

Not Applicable
(Former name or former address, if changed since last report)

Item 5.    Other Events and Regulation FD Disclosure.

On October 16, 2002, we entered into an Underwriting Agreement with respect to our issuance and sale of $75,000,000 aggregate principal amount of our 4.25% Convertible Senior Debentures due 2022, registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (registration no. 333-84764). The Debentures will be issued pursuant to the Senior Indenture, dated as of October 21, 2002, between us and State Street Bank and Trust Company, as trustee, as supplemented by the First Supplemental Indenture, dated as of October 21, 2002.

Item 7.    Financial Statements and Exhibits.

(c)  The exhibits accompanying this report are listed in the Index to Exhibits on page E-1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PMA CAPITAL CORPORATION

By:	/s/ WILLIAM E. HITSELBERGER
William E. Hitselberger
Senior Vice President, Chief Financial
Officer and Treasurer
Date: October 18, 2002

Index to Exhibits

Exhibit Number	Description	Method of Filing

1.1	Underwriting Agreement, dated October 16, 2022, among the Company, Banc of America Securities LLC, Credit Suisse First Boston Corporation and Sandler O’Neill & Partners, L.P.	Filed herewith

4.1	Senior Indenture, dated as of October 21, 2022, between the Company and State Street Bank and Trust Company, as trustee	Filed herewith

4.2	First Supplemental Indenture, dated as of October 21, 2022, between the Company and State Street Bank and Trust Company, as trustee	Filed herewith

4.3	Form of 4.25% Convertible Senior Debenture due September 30, 2022 (contained in Exhibit 4.2)	Filed herewith

5.1	Opinion of Ballard Spahr Andrews & Ingersoll, LLP regarding legality of 4.25% Convertible Senior Debentures due September 30, 2022	Filed herewith

8	Opinion of Ballard Spahr Andrews & Ingersoll, LLP regarding tax matters	Filed herewith

E-1